UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06400

The Advisors’ Inner Circle Fund

(Exact name of registrant as specified in charter)

CT Corporation

101 Federal Street

Boston, MA 02110

(Address of principal executive offices) (Zip code)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-446-3863

Date of fiscal year end: December 31, 2017

Date of reporting period: June 30, 2017

Item 1.	Reports to Stockholders.

The Advisors’ Inner Circle Fund

SAROFIM EQUITY FUND

Semi-Annual Report	June 30, 2017

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND
JUNE 30, 2017 (Unaudited)

The Fund files its complete schedule of investments of fund holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q within sixty days after period end. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to fund securities, as well as information relating to how the Fund voted proxies relating to fund securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-855-727-6346; and (ii) on the SEC’s website at http://www.sec.gov.

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND
JUNE 30, 2017 (Unaudited)

Dear Shareholders:

Concurrent with an improving trajectory of corporate profit growth, the US equity market powered ahead to new record highs throughout the first half of 2017. By the end of June, the S&P 500 had surged to 2,423, representing a total return of 9.34% for the six-month period. As we noted in our last letter, confidence in the potential for strong profits sustained our optimism for the market despite a degree of concern that the market’s assessment of the impact of the November elections was somewhat exaggerated. Furthermore, we drew conviction from superior growth prospects for our portfolio companies and also from their more attractive valuations. Steady US economic growth, improving global conditions, and a slight decline in the US dollar have provided additional support for our outlook, and we remain encouraged as we look into the balance of 2017 and beyond.

At the end of 2016, markets were enthused with the results of the recent elections, and expectations soared for stronger growth stemming from lower regulation, lower taxes, and greater fiscal stimulus. However, most of the factors that have constrained growth worldwide in recent years did not just disappear. Furthermore, in their first six months in office, the Trump administration and the Republican-controlled Congress failed to deliver any meaningful progress on many of their initiatives. The health care quagmire, ongoing investigations into Russian meddling in the election, and slow progress in filling governmental positions have resulted in a squandered opportunity for them to capitalize on the momentum that appeared to exist shortly after the election. As this reality set in, many investors recalibrated their expectations, and markets subsequently reversed some of the massive “risk-on” rotation that took place late last year. Larger capitalization, growth, global, and defensive stocks outperformed their smaller, value, domestic, and cyclical counterparts during the first half of the year.

As financial markets tempered their enthusiasm surrounding expected economic growth, long-term interest rates retraced some of their increase from 2016. Reduced expectations for pro-growth fiscal policy initiatives and consistently tame inflation readings facilitated a small decline in the yield of the 10-year Treasury note to 2.31% by June 30. Determined to move monetary policy back toward a less stimulative position, the Federal Reserve carried through with two 25 basis point hikes in the Fed Funds rate, bringing the midpoint of the targeted range to 1.13%. The Barclays Aggregate Index of fixed income instruments returned 2.27% during the first half, with roughly one third of the return driven by the decline at the longer end of the interest rate curve. With the Fed likely to begin shrinking its balance

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND
JUNE 30, 2017 (Unaudited)

sheet later this year and potentially hike the Fed Funds rate an additional 25 basis points, the consensus estimate for the 10-year Treasury yield is 2.62% at the end of this year. In such a scenario, the total return for the Barclays Aggregate Index in the second half of the year would be close to 0%.

While the main story in US financial markets seemed to be that the environment had not changed as much as investors were expecting, foreign markets, especially in Europe, did take note of some meaningful differences. In contrast to Trump’s victory in the US, several notable European elections produced victories for more mainstream parties and politicians generally committed to the euro currency and a unified Europe. Most notably, Emmanuel Macron became the new President of France, beating out populist candidate Marine Le Pen and carrying his party to a comfortable majority in the Parliament. In addition, European GDP grew 2.1% in the first quarter, and forward earnings estimates for the MSCI Europe Index rose for the first time in 5 years. Finally, Mario Draghi, the President of the European Central Bank, suggested in late June that the ECB might consider slowing or stopping its stimulative QE programs, leading to rising long-term European interest rates at the end of the quarter. Overall, these developments resulted in outperformance of international equities and an appreciation of the euro relative to the dollar. In fact, many foreign currencies strengthened over the course of the first half, leading to a moderate decline in the dollar’s value. Measured in local currencies, the MSCI EAFE index provided a return of 7.94%; translated into dollars with the benefit of the currency movements, those returns increased to 14.23%. Even within the S&P 500 Index, the 50 stocks with the highest percentage of foreign revenue outperformed the 50 stocks with the lowest percentage by a spread of 1,250 basis points in the same time period.

As we write this letter in the midst of a flurry of earnings releases, recent results continue to bolster our confidence in the strong corporate performance that provides the foundation for the equity market’s advance. Using estimates from David Kostin at Goldman Sachs, S&P 500 profits remain poised to grow approximately 9% in 2017. First quarter profits for the S&P grew even faster at a 13% clip, aided by an easy comparison to a period in which the energy sector was dealing with oil prices below $40 per barrel. According to FactSet, expectations for second quarter growth were hovering at 6.4% as earnings season began, and if the early results are typical, companies beating expectations will cause that figure to be revised up to approximately 9%. Another 7% annual increase is possible in 2018, and any favorable changes in tax laws stemming from a reduction in the corporate tax rate could improve that rate of growth.

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND
JUNE 30, 2017 (Unaudited)

We continue to expect our portfolio companies to generate stronger earnings growth relative to the S&P 500 this year. Furthermore, we expect superior growth to continue in 2018 and beyond. With new additions in several sectors over the past several years, we have made changes to our investment portfolios designed to improve earnings growth and the diversity of the portfolios’ growth drivers. In addition, the headwinds created by US dollar appreciation and the fall in commodity prices have diminished. Based on our expectations for 2018 earnings, the Sarofim portfolio’s price-earnings multiple is 17.6x, a discount to the S&P 500. As a result, we are optimistic about the portfolio’s future return potential. Market volatility, often measured by the VIX index, has set record lows in the first half of 2017, and many observers expect it to rise back toward longer-term averages. If so, the strong balance sheets, resilient cash flows, and superior competitive positions of the companies in our portfolio should provide downside protection in a volatile market. As this bull market and economic cycle stretches into its ninth year, we believe that the combination of return potential and risk mitigation should garner increased attention from investors.

As always, we welcome your questions and thank you for the trust that you have placed in our firm.

This document is confidential and intended solely for the recipient and may not be published, reproduced or distributed without the express written consent of Fayez Sarofim & Co. (“FS & Co.”). This presentation is neither an offer to sell nor a solicitation of any offer to buy any securities, investment product or investment advisory services.

Any projections, market outlooks or estimates expressed herein are forward looking statements and are based on certain assumptions. Such projections, outlooks and assumptions should not be construed to be indicative of the actual events that will occur and do not constitute investment advice. Opinions and information included herein are current opinions and information only as of the date hereof or as of the date indicated, and are subject to change without notice.

The indices highlighted herein are presented for comparative purposes only. The volatility of the referenced indices may be materially different from that of FS & Co.’s products, and FS & Co.’s holdings may differ significantly from the securities that comprise the highlighted indices. Products offered by FS & Co. will hold considerably fewer securities than comprise an index, and an investment in any FS & Co. product should be considered riskier than an investment in an Index.

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND
JUNE 30, 2017 (Unaudited)

As used herein “our portfolio(s)” reference FS & Co.’s model portfolio(s) used in connection with certain managed accounts and/or sub advisory arrangements, and the securities comprising such portfolios may differ from those comprising any individual investor’s portfolio or managed account. The performance of an investor’s account with or managed by FS & Co. may vary from that of a model portfolio due to investment restrictions, management fee arrangements, the timing of capital contributions and withdrawals, and the investor’s tax situation.

The Standard & Poor’s 500® Index (S&P 500) is an unmanaged index containing common stocks of 500 industrial, transportation, utility and financial companies, regarded as generally representative of the U.S. stock market.

The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The MSCI Emerging Markets Index consists of the following 23 emerging market country indexes: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates. The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US & Canada.

The MSCI EAFE Index consists of the following 21 developed market country indexes: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom.

The Barclay’s US Aggregate Index covers the USD-denominated, investment-grade, fixed-rate, taxable bond market of SEC-registered securities. The index includes bonds from the Treasury, Government-Related, Corporate, MBS (agency fixed-rate and hybrid ARM passthroughs), ABS, and CMBS sectors. U.S. Agency Hybrid Adjustable Rate Mortgage (ARM) securities were added to the U.S. Aggregate Index on April 1, 2007, but are not eligible for the Global Aggregate Index. The U.S. Aggregate Index is a component of the U.S. Universal Index in its entirety.

The volatility of the indices referenced above may be materially different from that of Fayez Sarofim & Co.’s products. In addition, Fayez Sarofim & Co.’s holdings may differ significantly from the securities that comprise the highlighted indices. The referenced indices have not been selected to represent an appropriate benchmark to compare investor performance, but rather are disclosed to allow for comparison of investor

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND
JUNE 30, 2017 (Unaudited)

Management’s Discussion of Fund Performance and Analysis:

The S&P 500 climbed higher in the first half of 2017 despite rising policy and political uncertainty. Though the pace of gains softened in the spring months as economic data disappointed and markets began pricing out fiscal stimulus expectations, a stronger-than-expected earnings season helped suppress adverse market reactions to these developments. Meanwhile, the Federal Reserve delivered two interest rate hikes and began preparing markets for the possibility of balance sheet unwinding later in the year, bringing the path of monetary policy sharply back into focus. The dollar trended lower throughout most of the period as global growth improved relative to the U.S., and stocks with higher international revenue exposure far outpaced U.S.-levered names. Technology, health care and consumer discretionary were the best performing sectors of the S&P 500 in the first half. Energy, which was the strongest sector of the index in 2016, declined by double digits in the last six months as lingering oversupply concerns pressured oil prices.

The Sarofim Equity Fund outperformed the S&P 500 in the six-month period. The Fund’s first-half total return was 12.57% compared to 9.34% for the S&P 500. Relative results were buoyed by the net impact of stock selection, which reflected the fund’s emphasis on high quality multinationals. At the sector level, selection among food products, tobacco, and personal products issues in consumer staples was a predominant factor supporting relative performance. The overweight and selectively focused representation in the technology sector strengthened relative returns. The fund’s overweight positions in Facebook and Alphabet were particularly advantageous. Positioning within the capital markets segment of the financials sector also added value compared to the index, with the emphasis on S&P Global, State Street and Intercontinental Exchange producing the largest positive effects. Factors that restrained relative performance included the overweight allocation to energy, though the negative impact was blunted by strategic focus on the major integrated oils within the sector. Similarly, the limited exposure to the health care sector weighed on relative results, but favorable stock selection in the pharmaceuticals industry almost entirely offset the negative allocation effect. The largest positive contributors to the fund’s six-month return included Philip Morris International, Apple, Facebook, Nestle and Christian Dior. The largest detractors from returns were ExxonMobil, Chevron, Occidental Petroleum, Plains All American Pipeline and ConocoPhillips.

As we enter the 9th year of the expansion, the U.S. economy appears to be on solid footing; however, the cycle is mature and there are plenty of reasons to be cautious.

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND
JUNE 30, 2017 (Unaudited)

Against a backdrop of structurally slower economic growth and rising uncertainty, investors have honed in on companies with strong fundamental characteristics that are capable of delivering consistent returns through diverse market conditions. Fayez Sarofim & Co.’s long-practiced investment strategy focuses on such companies. We seek to invest in large, high quality multinationals with best-in-class business models, entrenched market positions and highly stable revenue streams that are less dependent on the pace of GDP growth. These industry leaders have the scale and financial discipline to sustain earnings growth in a rising rate environment, a characteristic we believe will have increasing appeal as central banks ease off the monetary accelerator. Furthermore, healthy balance sheets and ample free cash flow better enable these companies to maintain and grow their dividends as the cost of capital rises, offering the prospect of greater total returns over time.

Definition of the Comparative Index

The Standard & Poor’s 500® Index (S&P 500) is an unmanaged index containing common stocks of 500 industrial, transportation, utility and financial companies, regarded as generally representative of the U.S. stock market.

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND
JUNE 30, 2017 (Unaudited)

SECTOR WEIGHTINGS †:

†	Percentages based on total investments.

SCHEDULE OF INVESTMENTS
COMMON STOCK — 99.7%

	Shares	Value

Belgium — 1.1%
Anheuser-Busch InBev ADR	8,830	$974,479

Canada — 1.0%
Canadian Pacific Railway	5,455	877,219

Denmark — 1.7%
Novo Nordisk ADR	35,100	1,505,439

France — 1.5%
LVMH Moet Hennessy Louis Vuitton ADR	25,400	1,275,588

Netherlands — 1.3%
ASML Holding, Cl G	8,745	1,139,561

Switzerland — 5.5%
Nestle ADR	25,148	2,192,905
Novartis ADR	12,826	1,070,586
Roche Holding ADR	46,380	1,474,884

		4,738,375

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND
JUNE 30, 2017 (Unaudited)

COMMON STOCK — continued

	Shares	Value

United States — 87.6%
Consumer Discretionary — 7.5%
Comcast, Cl A	52,136	$2,029,133
McDonald’s	6,023	922,483
NIKE, Cl B	13,460	794,140
Twenty-First Century Fox, Cl A	30,330	859,552
Twenty-First Century Fox, Cl B	9,491	264,514
Walt Disney	15,462	1,642,838

		6,512,660

Consumer Staples — 19.4%
Altria Group	43,017	3,203,476
Coca-Cola	59,712	2,678,083
Estee Lauder, Cl A	15,232	1,461,967
Kraft Heinz	3,695	316,440
PepsiCo	15,320	1,769,307
Philip Morris International	45,364	5,328,002
Procter & Gamble	11,028	961,090
Walgreens Boots Alliance	13,453	1,053,505

		16,771,870

Energy — 9.0%
Chevron	18,222	1,901,101
ConocoPhillips	16,224	713,207
Enterprise Products Partners (A)	30,280	819,983
ExxonMobil	32,818	2,649,397
Occidental Petroleum	18,091	1,083,108
Plains All American Pipeline (A)	22,400	588,448

		7,755,244

Financials — 15.6%
American Express	17,910	1,508,738
Berkshire Hathaway, Cl B *	1,809	306,390
BlackRock, Cl A	4,685	1,978,991
Chubb	17,481	2,541,388
Intercontinental Exchange	16,900	1,114,048
JPMorgan Chase	29,559	2,701,693
S&P Global	7,083	1,034,047

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND
JUNE 30, 2017 (Unaudited)

COMMON STOCK — continued

	Shares	Value

United States — continued
Financials — continued
State Street	15,880	$1,424,912
Wells Fargo	16,605	920,083

		13,530,290

Health Care — 5.7%
Abbott Laboratories	28,715	1,395,836
AbbVie	22,713	1,646,920
Celgene *	8,150	1,058,440
UnitedHealth Group	4,500	834,390

		4,935,586

Industrials — 3.4%
Union Pacific	10,778	1,173,832
United Technologies	14,546	1,776,212

		2,950,044

Information Technology — 25.3%†
Alphabet, Cl C *	2,750	2,499,007
Apple	35,894	5,169,454
Automatic Data Processing	4,075	417,525
Facebook, Cl A *	29,000	4,378,420
Microsoft	50,810	3,502,333
Oracle	20,719	1,038,851
Texas Instruments	33,901	2,608,004
VeriSign *	7,100	660,016
Visa, Cl A	17,900	1,678,662

		21,952,272

Materials — 1.7%
Air Products & Chemicals	2,734	391,126
Praxair	7,908	1,048,205

		1,439,331

		75,847,297

TOTAL COMMON STOCK (Cost $45,803,409)		86,357,958

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND
JUNE 30, 2017 (Unaudited)

SHORT-TERM INVESTMENTS — 0.2%

	Shares	Value

JPMorgan 100% U.S. Treasury Securities Money Market Fund, 0.520% (B)	55,010	$55,010
SEI Daily Income Trust Government Fund, Cl F, 0.760% (B)	129,908	129,909

TOTAL SHORT-TERM INVESTMENTS (Cost $184,919)		184,919

TOTAL INVESTMENTS — 99.9% (Cost $45,988,328)		$86,542,877

Percentages	are based on Net Assets of $86,634,141.

*	Non-income producing security.
†	More narrow industries are used for compliance purposes, whereas broad sectors are utilized for reporting purposes.
(A)	Security considered a Master Limited Partnership. At June 30, 2017, such securities amounted to $1,408,431, or 1.6% of Net Assets
(B)	Rate shown is the 7-day effective yield as of June 30, 2017.

ADR — American Depositary Receipt

Cl — Class

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND
JUNE 30, 2017 (Unaudited)

STATEMENT OF ASSETS AND LIABILITIES

Assets:
Investments at Value (Cost $45,988,328)	$ 86,542,877
Dividends Receivable	140,861
Tax Reclaim Receivable	49,381
Prepaid Expenses	10,003

Total Assets	86,743,122

Liabilities:
Payable due to Adviser	29,300
Payable due to Administrator	8,219
Chief Compliance Officer Fees Payable	1,484
Payable due to Trustees	141
Other Accrued Expenses	69,837

Total Liabilities	108,981

Net Assets	$ 86,634,141

Net Assets Consist of:
Paid-in Capital	$ 42,564,280
Undistributed Net Investment Income	61,110
Accumulated Net Realized Gain on Investments	3,454,202
Net Unrealized Appreciation on Investments	40,554,549

Net Assets	$ 86,634,141

Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	7,754,510

Net Asset Value, Offering and Redemption Price Per Share*	$ 11.17

    * Redemption price per share may vary depending on the length of time Shares are held.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND
FOR THE SIX MONTHS ENDED
JUNE 30, 2017 (Unaudited)

STATEMENT OF OPERATIONS

Investment Income:
Dividends	$ 1,023,996
Less: Foreign Taxes Withheld	(5,556)

Total Investment Income	1,018,440

Expenses:
Investment Advisory Fees	213,129
Administration Fees	49,589
Trustees’ Fees	6,770
Chief Compliance Officer Fees	2,863
Legal Fees	14,855
Transfer Agent Fees	14,086
Audit Fees	12,199
Registration and Filing Fees	10,767
Printing Fees	9,709
Custodian Fees	2,325
Other Expenses	5,490

Total Expenses	341,782

Less:
Waiver of Investment Advisory Fees	(43,398)

Net Expenses	298,384

Net Investment Income	720,056

Net Realized Gain on Investments	3,094,691
Net Change in Unrealized Appreciation on Investments	6,474,780

Net Realized and Unrealized Gain on Investments	9,569,471

Net Increase in Net Assets Resulting from Operations	$ 10,289,527

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND

STATEMENTS OF CHANGES IN NET ASSETS
	Six Months Ended June 30, 2017 (Unaudited)	Year Ended December 31, 2016

Operations:
Net Investment Income	$ 720,056	$ 1,668,283
Net Realized Gain on Investments	3,094,691	372,315
Net Change in Unrealized Appreciation on Investments	6,474,780	5,194,041

Net Increase in Net Assets Resulting from Operations	10,289,527	7,234,639

Dividends and Distributions:
Net Investment Income	(658,941)	(1,676,052)
Net Realized Gain	–	(3,830)

Total Dividends and Distributions	(658,941)	(1,679,882)

Capital Share Transactions:
Issued	124,699	2,409,825
Reinvestment of Dividends and Distributions	246,523	951,902
Redemption Fees (see Note 2)	–	280
Redeemed	(18,760,944)	(11,578,801)

Net Decrease in Net Assets from Capital Share Transactions	(18,389,722)	(8,216,794)

Total Decrease in Net Assets	(8,759,136)	(2,662,037)

Net Assets:
Beginning of Period	95,393,277	98,055,314

End of Period (Including Undistributed and (Distributions in Excess of) Net Investment Income of $61,110 and $(5), respectively)	$ 86,634,141	$ 95,393,277

Share Transactions:
Issued	11,511	262,298
Reinvestment of Dividends and Distributions	22,541	98,218
Redeemed	(1,815,050)	(1,193,476)

Net Decrease in Shares Outstanding from Share Transactions	(1,780,998)	(832,960)

Amounts	designated as “—” are $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND

FINANCIAL HIGHLIGHTS
		Selected Per Share Data & Ratios
	For a Share Outstanding Throughout The Period

	Six Months Ended June 30, 2017 (Unaudited)	Year Ended December 31, 2016	Year Ended December 31, 2015	Period Ended December 31, 2014*
Net Asset Value, Beginning of Period	$10.00	$9.46	$10.68	$10.00

Income (Loss) from Investment Operations:
Net Investment Income(1)	0.09	0.17	0.20	0.20
Net Realized and Unrealized Gain (Loss)	1.17	0.54	(0.57)	0.82

Total from Investment Operations	1.26	0.71	(0.37)	1.02

Redemption Fees	0.00	0.00^	0.00^	0.00^

Dividends and Distributions:
Net Investment Income	(0.09)	(0.17)	(0.20)	(0.22)
Net Realized Gains	–	0.00^	(0.65)	(0.12)

Total Dividends and Distributions	(0.09)	(0.17)	(0.85)	(0.34)

Net Asset Value, End of Period	$11.17	$10.00	$9.46	$10.68

Total Return †	12.57%	7.56%	(3.43)%	10.23%

Ratios and Supplemental Data
Net Assets, End of Period (Thousands)	$86,634	$95,393	$98,055	$108,754
Ratio of Expenses to Average Net Assets	0.70%**	0.70%	0.70%	0.70%**
Ratio of Expenses to Average Net Assets (Excluding Waivers)	0.80%**	0.78%	0.77%	0.82%**
Ratio of Net Investment Income to Average Net Assets	1.69%**	1.72%	1.94%	1.95%**
Portfolio Turnover Rate	2%***	5%	12%	11%***

(1)	Per share calculations were performed using average shares for the period.
*	The Fund commenced operations on January 17, 2014.
**	Annualized.
***	Not Annualized.
^	Amount represents less than $.01 per share
†	Total return is for the period indicated and has not been annualized. Return shown does not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return would have been lower had the Adviser not waived its fee and/or reimbursed other expenses.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND
JUNE 30, 2017 (Unaudited)

NOTES TO FINANCIAL STATEMENTS

1.	Organization:

The Advisors’ Inner Circle Fund (the “Trust”) is organized as a Massachusetts business trust under an Amended and Restated Agreement and Declaration of Trust dated February 18, 1997. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with 55 funds. The financial statements herein are those of the Sarofim Equity Fund (the “Fund”). The Fund is diversified and its investment objective is to seek long-term capital appreciation consistent with the preservation of capital; current income is a secondary goal. The financial statements of the remaining funds of the Trust are presented separately. The assets of each fund are segregated, and a shareholder’s interest is limited to the fund in which shares are held.

2.	Significant Accounting Policies:

The following is a summary of the Significant Accounting Policies followed by the Fund. The Fund is an investment company in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies.

Use of Estimates — The preparation of financial statements, in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and such differences could be material.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on an exchange or market (foreign or domestic) on which they are traded on the valuation date (or approximately 4:00 pm ET if a security’s primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates.

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND
JUNE 30, 2017 (Unaudited)

Securities for which market prices are not “readily available” are valued in accordance with Fair Value Procedures established by the Fund’s Board of Trustees (the “Board”). The Fund’s Fair Value Procedures are implemented through a Fair Value Committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government-imposed restrictions. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. As of June 30, 2017, there were no securities valued in accordance with the Fair Value Procedures.

In accordance with the authoritative guidance on fair value measurement under U.S. GAAP, the Fund discloses fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

•	Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

•	Level 2 — Other significant observable inputs (includes quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, adjusted quoted prices on foreign equity securities that were adjusted in accordance with pricing procedures approved by the Board, etc.); and

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND
JUNE 30, 2017 (Unaudited)

•	Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

As of June 30, 2017, all of the Fund’s investments were valued using Level 1 inputs. For details of the investment classification, reference the Schedule of Investments. For the six months ended June 30, 2017, there were no transfers between Level 1 and Level 2 assets and liabilities. For the six months ended June 30, 2017, the Fund did not hold any Level 3 securities.

For the six months ended June 30, 2017, there have been no significant changes to the Fund’s fair valuation methodology.

Federal Income Taxes — It is the Fund’s intention to continue to qualify as a regulated investment company for Federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986, as amended. Accordingly, no provision for Federal income taxes have been made in the financial statements.

The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is “more-likely-than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Fund did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., all open tax year ends, since inception), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the six months ended June 30, 2017, the Fund did not have a liability for any uncertain tax benefits. The Fund recognizes interest and penalties, if any, related to uncertain tax benefits as income tax expense in the Statement of Operations.

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND
JUNE 30, 2017 (Unaudited)

Security Transactions and Investment Income — Security transactions are accounted for on trade date basis for financial reporting purposes. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis from settlement date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date.

Foreign Currency Translation — The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars on the date of valuation. The Fund does not isolate that portion of realized or unrealized gains and losses resulting from changes in the foreign exchange rate from fluctuations arising from changes in the market prices of the securities. These gains and losses are included in net realized gain (loss) from investments and net change in unrealized appreciation (depreciation) on investments on the Statement of Operations. Net realized and unrealized gains and losses on foreign currency transactions represent net foreign exchange gains or losses from forward foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions and the difference between the amount of the investment income and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid.

Master Limited Partnerships (“MLPs”) — Entities commonly referred to as “MLPs” are generally organized under state law as limited partnerships or limited liability companies. The Fund intends to primarily invest in MLPs receiving partnership taxation treatment under the Internal Revenue Code of 1986 (the “Code”), and whose interests or “units” are traded on securities exchanges like shares of corporate stock. To be treated as a partnership for U.S. federal income tax purposes, an MLP whose units are traded on a securities exchange must receive at least 90% of its income from qualifying sources such as interest, dividends, real estate rents, gain from the sale or disposition of real property, income and gain from mineral or natural resources activities, income and gain from the transportation or storage of certain fuels, and, in certain circumstances, income and gain from commodities or futures, forwards and options with respect to commodities. Mineral or natural resources activities

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND
JUNE 30, 2017 (Unaudited)

include exploration, development, production, processing, mining, refining, marketing and transportation (including pipelines) of oil and gas, minerals, geothermal energy, fertilizer, timber or industrial source carbon dioxide. An MLP consists of a general partner and limited partners (or in the case of MLPs organized as limited liability companies, a managing member and members). The general partner or managing member typically controls the operations and management of the MLP and has an ownership stake in the partnership. The limited partners or members, through their ownership of limited partner or member interests, provide capital to the entity, are intended to have no role in the operation and management of the entity and receive cash distributions. The MLPs themselves generally do not pay U.S. federal income taxes. Thus, unlike investors in corporate securities, direct MLP investors are generally not subject to double taxation (i.e., corporate level tax and tax on corporate dividends). Currently, most MLPs operate in the energy and/or natural resources sector.

Expenses — Expenses that are directly related to the Fund are charged to the Fund. Other operating expenses of the Trust are prorated to the funds based on the number of funds and/or relative daily net assets.

Dividends and Distributions to Shareholders — The Fund distributes substantially all of its net investment income quarterly. Distributions from net realized capital gains, if any, are declared and paid annually. All distributions are recorded on ex-dividend date.

Redemption Fees — The Fund retains redemption fees of 2.00% on redemptions of capital shares held for less than 90 days. For the six months ended June 30, 2017, there were no redemption fees retained by the Fund. For December 31, 2016 the Fund retained fees of $280. Such fees are retained by the Fund for the benefit of the remaining shareholders and are recorded as additions to fund capital.

3.	Transactions with Affiliates:

Certain officers of the Trust are also officers of SEI Investments Global Funds Services (the “Administrator”), a wholly owned subsidiary of SEI Investments Company, and/or SEI Investments Distribution Co. (the “Distributor”). Such officers are paid no fees by the Trust, other than the Chief Compliance Officer (“CCO”) as described below, for serving as officers of the Trust.

A portion of the services provided by the CCO and his staff, whom are employees of the Administrator, are paid for by the Trust as incurred. The services include

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND
JUNE 30, 2017 (Unaudited)

regulatory oversight of the Trust’s advisors and service providers, as required by SEC regulations. The CCO’s services and fees have been approved by and are reviewed by the Board.

4.	Administration, Distribution, Shareholder Servicing, Custodian and Transfer Agent Agreements:

The Fund and the Administrator are parties to an Administration Agreement under which the Administrator provides administrative services to the Fund. For these services, the Administrator is paid an asset based fee which will vary depending on the number of share classes and the average daily net assets of the Fund. For the six months ended June 30, 2017, the Fund was charged $49,589 for these services. The Trust and the Distributor are parties to a Distribution Agreement. The Distributor receives no fees under the Agreement.

MUFG Union Bank, N.A. serves as custodian (the “Custodian”) for the Fund. The Custodian plays no role in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund.

Atlantic Fund Services, LLC, serves as the transfer agent and dividend disbursing agent for the Fund under a transfer agency agreement with the Trust.

5.	Investment Advisory Agreement:

Under the terms of an investment advisory agreement, Fayez Sarofim & Co. (the “Adviser”) provides investment advisory services to the Fund at a fee, which is calculated daily and paid monthly at an annual rate of 0.50% of the Fund’s average daily net assets. The Adviser has contractually agreed to reduce fees and reimburse expenses to the extent necessary to keep the total annual operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) from exceeding 0.70% of the Fund’s average daily net assets until April 30, 2018. This Agreement may be terminated: (i) by the Board, for any reason at any time; or (ii) by the Adviser, upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on April 30, 2018. In addition, if at any point it becomes unnecessary for the Adviser to reduce fees or make expense reimbursements, the board may permit the Adviser to retain the difference between total annual operating expenses and 0.70% to recapture all or a portion of its prior reductions or reimbursements made during the preceding three-year period.

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND
JUNE 30, 2017 (Unaudited)

At June 30, 2017, the amount the Adviser may seek as reimbursement of previously waived fees and reimbursed expenses is as follows:

Period Ending	Subject to Repayment until December 31,	Amount
1/01/2015-12/31/2015	2018	$ 82,453
1/01/2016-12/31/2016	2019	70,698
1/01/2017-06/30/2017	2020	82,209

		$ 235,360

6.	Investment Transactions:

For the six months ended June 30, 2017, the Fund made purchases of $1,662,754 and sales of $19,817,132 in investment securities other than long-term U.S. Government and short-term securities. For the six months ended June 30, 2017, there were no purchases or sales of long-term U.S. Government securities.

7.	Federal Tax Information:

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent. To the extent these differences are permanent in nature, they are charged or credited to undistributed net investment income (loss), accumulated net realized gain (loss) or paid-in capital, as appropriate, in the period that the differences arise.

The tax character of dividends and distributions paid during the year ended December 31, 2016 was as follows:

	Ordinary Income	Long-Term Capital Gain	Total
2016	$1,676,092	$3,790	$1,679,882
2015	2,112,908	6,304,980	8,417,888

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND
JUNE 30, 2017 (Unaudited)

As of December 31, 2016, the components of distributable earnings on a tax basis were as follows:

Undistributed Long-Term Capital Gains	$ 219,914
Unrealized Appreciation	34,219,383
Other Temporary Differences	(22)

Total Distributable Earnings	$ 34,439,275

For Federal income tax purposes, capital loss carryforwards represent net realized losses of the Fund that may be carried forward for a maximum period of eight years and applied against future net capital gains. As of December 31, 2016, the Fund has no capital loss carryforwards.

Under the Regulated Investment Company Modernization Act of 2010, Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carry forwards may be more likely to expire unused. Additionally, post enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

For Federal income tax purposes the difference between Federal tax cost and book cost primarily relates to partnership adjustments. The Federal tax cost and aggregate gross unrealized appreciation and depreciation for the investments held by the Fund at June 30, 2017, were as follows:

Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation
$45,988,328	$41,460,256	$(905,707)	$40,554,549

8.	Concentration of Risks:

Dividend Paying Securities Risk — The emphasis on dividend-paying securities involves the risk that such stocks may fall out of favor with investors and underperform the market. Also, a company may reduce or eliminate its dividend.

Equity Risk — Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND
JUNE 30, 2017 (Unaudited)

equity markets have moved in cycles, and the value of the Fund’s equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund’s.

9.	Other:

At June 30, 2017, 44% of total shares outstanding were held by one affiliated shareholder owning 10% or greater of the aggregate total shares outstanding.

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be established; however, based on experience, the risk of loss from such claim is considered remote.

10.	Regulatory Matters:

In October 2016, the Securities and Exchange Commission (the “SEC”) released its Final Rule on Investment Company Reporting Modernization (the “Rule”). The Rule which introduces two new regulatory reporting forms for investment companies – Form N-PORT and Form N-CEN – also contains amendments to Regulation S-X which impact financial statement presentation, particularly the presentation of derivative investments. Although still evaluating the impact of the Rule, management believes that many of the Regulation S-X amendments are consistent with the Fund’s current financial statement presentation and expects that the Fund will be able to comply with the Rule’s Regulation S-X amendments by the August 1, 2017 compliance date.

11.	Subsequent Events:

The Fund has evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were available to be issued. Based on this evaluation, no additional adjustments were required to the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND
JUNE 30, 2017 (Unaudited)

DISCLOSURE OF FUND EXPENSES

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for fund management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from the mutual fund’s gross income and directly reduce your final investment return. These expenses are expressed as a percentage of the mutual fund’s average net assets; this percentage is known as the mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire period (January 1, 2017 to June 30, 2017).

The table on the next page illustrates your Fund’s costs in two ways:

•	Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your ending starting account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

•	Hypothetical 5% Return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expense Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND
JUNE 30, 2017 (Unaudited)

DISCLOSURE OF FUND EXPENSES

Note: Because the return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

	Beginning Account Value 01/01/17	Ending Account Value 06/30/17	Annualized Expense Ratios	Expenses Paid During Period*
Actual Fund Return	$1,000.00	$1,125.70	0.70%	$3.69
Hypothetical 5% Return	1,000.00	1,021.32	0.70	3.51

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period.)

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND
JUNE 30, 2017 (Unaudited)

RENEWAL OF INVESTMENT ADVISORY AGREEMENT

Pursuant to Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Fund’s advisory agreement (the “Agreement”) must be renewed after its initial two-year term: (i) by the vote of the Board of Trustees (the “Board” or the “Trustees”) of The Advisors’ Inner Circle Fund (the “Trust”) or by a vote of a majority of the shareholders of the Fund; and (ii) by the vote of a majority of the Trustees who are not parties to the Agreement or “interested persons” of any party thereto, as defined in the 1940 Act (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such renewal.

A Board meeting was held on May 23, 2017 to decide whether to renew the Agreement for an additional one-year term. In preparation for the meeting, the Trustees requested that the Adviser furnish information necessary to evaluate the terms of the Agreement. Prior to the meeting, the Independent Trustees of the Fund met to review and discuss the information provided and submitted a request for additional information to the Adviser, and information was provided in response to this request. The Trustees used this information, as well as other information that the Adviser and other service providers of the Fund presented or submitted to the Board at the meeting and other meetings held during the prior year, to help them decide whether to renew the Agreement for an additional year.

Specifically, the Board requested and received written materials from the Adviser and other service providers of the Fund regarding: (i) the nature, extent and quality of the Adviser’s services; (ii) the Adviser’s investment management personnel; (iii) the Adviser’s operations and financial condition; (iv) the Adviser’s brokerage practices (including any soft dollar arrangements) and investment strategies; (v) the Fund’s advisory fee paid to the Adviser and overall fees and operating expenses compared with a peer group of mutual funds; (vi) the level of the Adviser’s profitability from its relationship with the Fund, including both direct and indirect benefits accruing to the Adviser and its affiliates; (vii) the Adviser’s potential economies of scale; (viii) the Adviser’s compliance program, including a description of material compliance matters and material compliance violations; (ix) the Adviser’s policies on and compliance procedures for personal securities transactions; and (x) the Fund’s performance compared with a peer group of mutual funds and the Fund’s benchmark index.

Representatives from the Adviser, along with other Fund service providers, presented additional information and participated in question and answer sessions at the Board meeting to help the Trustees evaluate the Adviser’s services, fee and

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND
JUNE 30, 2017 (Unaudited)

other aspects of the Agreement. The Independent Trustees received advice from independent counsel and met in executive sessions outside the presence of Fund management and the Adviser.

At the Board meeting, the Trustees, including all of the Independent Trustees, based on their evaluation of the information provided by the Adviser and other service providers of the Fund, renewed the Agreement. In considering the renewal of the Agreement, the Board considered various factors that they determined were relevant, including: (i) the nature, extent and quality of the services provided by the Adviser; (ii) the investment performance of the Fund and the Adviser; (iii) the costs of the services provided and profits realized by the Adviser from its relationship with the Fund, including both direct and indirect benefits accruing to the Adviser and its affiliates; (iv) the extent to which economies of scale are being realized by the Adviser; and (v) whether fee levels reflect such economies of scale for the benefit of Fund investors, as discussed in further detail below.

Nature, Extent and Quality of Services Provided by the Adviser

In considering the nature, extent and quality of the services provided by the Adviser, the Board reviewed the portfolio management services provided by the Adviser to the Fund, including the quality and continuity of the Adviser’s portfolio management personnel, the resources of the Adviser, and the Adviser’s compliance history and compliance program. The Trustees reviewed the terms of the Agreement. The Trustees also reviewed the Adviser’s investment and risk management approaches for the Fund. The most recent investment adviser registration form (“Form ADV”) for the Adviser was provided to the Board, as was the response of the Adviser to a detailed series of questions which included, among other things, information about the investment advisory services provided by the Adviser to the Fund.

The Trustees also considered other services provided to the Fund by the Adviser such as selecting broker-dealers for executing portfolio transactions, monitoring adherence to the Fund’s investment restrictions, and monitoring compliance with various Fund policies and procedures and with applicable securities laws and regulations. Based on the factors above, as well as those discussed below, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of the services provided to the Fund by the Adviser were sufficient to support renewal of the Agreement.

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND
JUNE 30, 2017 (Unaudited)

Investment Performance of the Fund and the Adviser

The Board was provided with regular reports regarding the Fund’s performance over various time periods, including since its inception, and information regarding the Fund’s performance since the Agreement was last renewed. The Trustees also reviewed reports prepared by the Fund’s administrator comparing the Fund’s performance to its benchmark index and a peer group of mutual funds as classified by Lipper, an independent provider of investment company data, over various periods of time. Representatives from the Adviser provided information regarding and led discussions of factors impacting the performance of the Fund, outlining current market conditions and explaining their expectations and strategies for the future. The Trustees determined that the Fund’s performance was satisfactory, or, where the Fund’s performance was materially below its benchmark and/or peer group, the Trustees were satisfied by the reasons for the underperformance and/ or the steps taken by the Adviser in an effort to improve the performance of the Fund. Based on this information, the Board concluded, within the context of its full deliberations, that the investment results that the Adviser had been able to achieve for the Fund were sufficient to support renewal of the Agreement.

Costs of Advisory Services, Profitability and Economies of Scale

In considering the advisory fee payable by the Fund to the Adviser, the Trustees reviewed, among other things, a report of the advisory fee paid to the Adviser. The Trustees also reviewed reports prepared by the Fund’s administrator comparing the Fund’s net and gross expense ratios and advisory fee to those paid by a peer group of mutual funds as classified by Lipper. The Trustees reviewed the management fees charged by the Adviser to other clients with comparable mandates. The Trustees considered any differences in management fees and took into account the respective demands, resources and complexity associated with the Fund and other client accounts as well as the extensive regulatory, compliance and tax regimes to which the Fund is subject. The Board concluded, within the context of its full deliberations, that the advisory fee was reasonable in light of the nature and quality of the services rendered by the Adviser.

The Trustees reviewed the costs of services provided by and the profits realized by the Adviser from its relationship with the Fund, including both direct benefits and indirect benefits, such as research and brokerage services received under soft dollar arrangements, accruing to the Adviser and its affiliates. The Trustees considered how the Adviser’s profitability was affected by factors such as its organizational

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND
JUNE 30, 2017 (Unaudited)

structure and method for allocating expenses. The Trustees concluded that the profit margins of the Adviser with respect to the management of the Fund were not unreasonable. The Board also considered the Adviser’s commitment to managing the Fund and its willingness to continue its expense limitation and fee waiver arrangement with the Fund.

The Trustees considered the Adviser’s views relating to economies of scale in connection with the Fund as Fund assets grow and the extent to which the benefits of any such economies of scale are shared with the Fund and Fund shareholders. The Board considered the existence of any economies of scale and whether those were passed along to the Fund’s shareholders through a graduated advisory fee schedule or other means, including fee waivers. The Trustees recognized that economies of scale are difficult to identify and quantify and are rarely identifiable on a fund-by-fund basis. Based on this evaluation, the Board concluded that the advisory fee was reasonable in light of the information that was provided to the Trustees by the Adviser with respect to economies of scale.

Renewal of the Agreement

Based on the Board’s deliberations and its evaluation of the information described above and other factors and information it believed relevant in the exercise of its reasonable business judgment, the Board, including all of the Independent Trustees, with the assistance of Fund counsel and Independent Trustees’ counsel, unanimously concluded that the terms of the Agreement, including the fees payable thereunder, were fair and reasonable and agreed to renew the Agreement for another year. In its deliberations, the Board did not identify any absence of information as material to its decision, or any particular factor (or conclusion with respect thereto) or single piece of information that was all-important, controlling or determinative of its decision, but considered all of the factors together, and each Trustee may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

Sarofim Equity Fund

P.O. Box 588

Portland, ME 04112

1-855-727-6346

Adviser:

Fayez Sarofim & Co.

Two Houston Center

909 Fannin Street, Suite 2907

Houston, Texas 77010

Distributor:

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, PA 19456

Administrator:

SEI Investments Global Funds Services

One Freedom Valley Drive

Oaks, PA 19456

Legal Counsel:

Morgan, Lewis & Bockius LLP

1111 Pennsylvania Ave., N.W.

Washington, DC 20004

This information must be preceded or accompanied by a current prospectus for the Portfolio described.

SAR-SA-001-0400

Item 2.	Code of Ethics.

Not applicable for semi-annual report.

Item 3.	Audit Committee Financial Expert.

Not applicable for semi-annual report.

Item 4.	Principal Accountant Fees and Services.

Not applicable for semi-annual report.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.	Schedule of Investments.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable. Effective for closed-end management investment companies for fiscal years ending on or after December 31, 2005.

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Items 12.	Exhibits.

(a)(1) Not applicable for semi-annual report.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an Exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie, President

Date: September 6, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie, President

Date: September 6, 2017

By (Signature and Title)	/s/ Stephen Connors
Stephen Connors
Treasurer, Controller & CFO

Date: September 6, 2017